EXHIBIT 10.2

Stock Purchase Agreement and Unsecured Promissory Note dated October 5, 2001, between Ucino Finance Limited and Converge Global, Inc.

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT ("Agreement"), dated as of October 5, 2001, is by and between Ucino Finance Limited, a corporation ("PURCHASER"), and
Converge Global, Inc., a Utah corporation ("SELLER") (collectively, the "PARTIES").

                               W I T N E S S E T H

     WHEREAS, Seller is the owner of 1,718,514 shares of Common Stock (the "Shares") of EssTec, Inc., a Nevada corporation (the "Company").

     WHEREAS, SELLER has offered for sale to PURCHASER 800,000 shares of common stock of the Company (the "Shares") at a purchase price of $0.10 per Share.

     WHEREAS, SELLER desires to sell to PURCHASER and PURCHASER desires to purchase from SELLER, 800,000 Shares upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the PARTIES hereto as follows:

                                    ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES

     1.1 SALE OF THE SHARES. Upon execution of this Agreement (the "Closing"), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, SELLER shall sell to PURCHASER, and PURCHASER shall purchase from SELLER, the Shares.

     1.2 INSTRUMENTS OF CONVEYANCE AND TRANSFER. As soon as practicable after the Closing, SELLER shall return its certificate representing the Shares to the Company and shall request Company to issue and deliver a certificate or certificates representing the Shares of SELLER to PURCHASER sufficient to transfer all right, title and interest in the Shares to PURCHASER, with any remaining shares to be certificated and sent to SELLER.

     1.3 CONSIDERATION AND PAYMENT FOR THE SHARES. In consideration for the Shares, PURCHASER shall pay a purchase price of a total of eighty thousand dollars ($80,000) ($0.10 per Share) ("Purchase Price"). The Purchase Price may be paid in cash or check made payable to the Seller; or by a promissory note payable to the Seller, but only to the extent authorized by the Seller.

                                    ARTICLE 2
              REPRESENTATIONS AND COVENANTS OF SELLER AND PURCHASER

     2.1  SELLER hereby represents and warrants that:

          (a) The Shares issued hereunder (the "Shares") have been duly authorized by the appropriate corporate action of the Company.

          (b) SELLER shall transfer title, in and to the Shares to PURCHASER free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

          (c) As soon as practicable after the Closing Date, SELLER shall return its certificate representing the Shares to the Company and shall request Company to issue and deliver a certificate or certificates representing the
Shares of SELLER to PURCHASER sufficient to transfer all right, title and interest in the Shares to PURCHASER, with any remaining shares to be certificated and sent to SELLER. The certificate representing the Shares which will be issued to PURCHASER shall be subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate, which legend shall provide as follows:

     THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

          (d) PURCHASER acknowledges that the Shares will initially be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144"), that the Shares will include the foregoing restrictive legend, and, except as otherwise set forth in this Agreement, that the Shares cannot be sold unless registered with the United States Securities and Exchange Commission ("SEC") and qualified by appropriate state securities regulators, or unless PURCHASER obtains written consent from the Company and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

          (e) PURCHASER acknowledges and agrees that SELLER makes no other representations or warranties with respect to the Shares or the SELLER.

     2.2  PURCHASER represents and warrants to SELLER as follows:

          (a) PURCHASER has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Shares offered by SELLER of the size contemplated. PURCHASER represents that PURCHASER is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment. PURCHASER has had a full opportunity to inspect the books and records of the SELLER and to make any and all inquiries of SELLER officers and directors regarding the SELLER and its business as PURCHASER has deemed appropriate.

          (b) PURCHASER is an "Accredited Investor" as defined in Regulation D of the Securities Act of 1933 (the "Act") or PURCHASER, either alone or with PURCHASER's professional advisers who are unaffiliated with, have no equity interest in and are not compensated by SELLER or any affiliate or selling agent of SELLER, directly or indirectly, has sufficient knowledge and experience in financial and business matters that PURCHASER is capable of evaluating the merits and risks of an investment in the Shares offered by SELLER and of making an informed investment decision with respect thereto and has the capacity to protect PURCHASER's own interests in connection with PURCHASER's proposed investment in the Shares.

          (c) PURCHASER is acquiring the Shares solely for PURCHASER'S own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Shares.

          (d) PURCHASER will not sell or otherwise transfer the Shares without registration under the Act or an exemption therefrom and fully understands and agrees that PURCHASER must bear the economic risk of PURCHASER'S purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

                                    ARTICLE 3
                                  MISCELLANEOUS

     3.1 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

     3.2 NOTICES. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

     TO SELLER:        Converge Global, Inc.
     ---------         233 Wilshire Boulevard, Suite 930
                       Santa Monica, CA 90401
                       Facsimile:  (310) 656-3055
                       Attn:  Mr. Imran Husain, President

     TO PURCHASER:     Ucino Finance Limited
     ------------      Mill Mall P.O. Box 964
                       Road Town, Tortola, BVI
                       Facsimile: (_____)________________
                       Attn:  Mr. Gerald Calame

     WITH COPY TO:     Senn Palumbo Meulemans, LLP
     ------------      18301 Von Karman Avenue, Suite 850
                       Irvine, CA  92612-1009
                       Facsimile:  (949) 251-1331
                       Attn:  Lynne Bolduc, Esq.

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

     3.3 WAIVER AND AMENDMENT. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

     3.4 CHOICE OF LAW. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

     3.5 JURISDICTION. The parties submit to the jurisdiction of the Courts of the County of Orange, State of California or a Federal Court empanelled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

     3.6  COUNTERPARTS.   This   Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     3.7 ATTORNEYS' FEES. Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

     3.8 TAXES. Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written hereinabove.

"SELLER"
--------

Converge Global, Inc.,
a Utah corporation


/s/ Imran Husain
----------------------------
By:  Imran Husain
Its: President

"PURCHASER"
-----------
Ucino Finance Limited,
a Corporation

/s/ Fillipo Israel
----------------------------
By:  Fillipo Israel
Its: Director


ACKNOWLEDGED:

"COMPANY"

EssTec, Inc.,
a Nevada corporation

/s/ Tariq Khan
----------------------------
By:  Tariq Khan
Its: President

                                 PROMISSORY NOTE

$80,000                                                   Dated: October 5, 2001

     1.   PRINCIPAL.  FOR VALUE RECEIVED,  Ucino Finance Limited,  a Corporation
("Maker"), promises to pay to the order of Converge Global, Inc., a Utah corporation ("Holder"), at the address of Holder known to Maker or at such other place as Holder may from time to time designate in writing, the principal sum of eighty thousand dollars ($80,000) (the "Obligation"), which represents the principal amount owed by Holder to Maker.

     2. INTEREST. No interest shall accrue on the unpaid principal amount of the Obligation.

     3. PAYMENTS. Maker shall pay to Holder the Obligation in the following manner:

          (a) One payment consisting of total amount of the principal balance on the Maturity Date (as defined below).

          (b) "MATURITY DATE" shall mean the date which is one year from the date of this Note.

     4. TRANSACTION. This Note is the promissory note issued by Maker to Holder to evidence the Obligation (as defined below).

     5. PREPAYMENT. Maker shall be entitled to prepay this Note prior to the Maturity Date without premium or penalty.

     6. APPLICATIONS OF PAYMENTS. Payments received by Holder pursuant to the terms hereof shall be applied in the following manner: first, to the payment of all expenses, charges, late payment fees, costs and fees incurred by or payable to Holder and for which Maker is obligated pursuant to the terms of this Note, and second, to the payment of principal.

     7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder

          (a)  Failure of Maker to pay the principal upon the Maturity Date;

          (b) Failure of Maker to pay any amount or perform any other obligation under the Agreement;

          (c) Maker shall admit in writing its inability to, or be generally unable to, pay its undisputed debts as such undisputed debts become due;

          (d) Maker shall: (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts;
          (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against him in an involuntary case under the United States Bankruptcy Code; or (vi)take any action for the purpose of effecting any of the foregoing;

          (e) A proceeding or case shall be commenced, without the application or consent of Maker, in any court of competent jurisdiction, seeking:
          (i) its financial reorganization, liquidation or arrangement, or the composition or readjustment of its debts; (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of Maker or of all or any substantial part of its property; or (iii) similar relief in respect of Maker under any law relating to bankruptcy, insolvency, reorganization or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 30 or more days; or an order for relief against Maker shall be entered in an involuntary case under the United States Bankruptcy Code; or

          (f) A final judgment or judgments issued by a court of competent jurisdiction for the payment of money in excess of $5,000 in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or in excess of $10,000 in the aggregate (regardless of insurance coverage) shall be rendered by a one or more governmental persons having jurisdiction against Maker and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution of the relevant judgment shall not be procured, within 30 days from the date of entry of such judgment and Maker shall not, within that 30-day period, or such longer period during which execution of the same shall have been stayed, appeal from and cause the execution of such judgment to be stayed during such appeal.

     8. REMEDIES; LATE PAYMENT PENALTY. Upon the occurrence of an Event of Default and without demand or notice, Holder may declare the principal amount then outstanding of the Obligation of Maker to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Maker and Maker may exercise all rights and remedies available to it under the Agreement or any succeeding agreement).

     9. WAIVER. Maker hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Maker hereunder, Holder may extend any maturity date or the time for payment of any installment due hereunder, accept security, release any party liable hereunder and release any security now or hereafter securing this Note. Maker further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

     10. ATTORNEYS' FEES; COSTS. Maker agrees to pay to Holder all costs and expenses including attorneys' fees and costs, incurred by Holder in connection with the negotiation, preparation or execution of the Loan and this Note. If this Note is not paid when due or if any Event of Default occurs, Maker promises to pay all costs of enforcement and collection, including but not limited to, Holder's attorneys' fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

     11. SEVERABILITY. Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction, to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     12. NUMBER AND GENDER. In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

     13. HEADINGS. Headings at the beginning of each numbered paragraph of this Note are intended solely for convenience and are not to be deemed or construed to be a part of this Note.

     14. CHOICE OF LAW. This Note shall be governed by and construed in accordance with the laws of the State of California. Any action to enforce this Note shall be brought in state or federal courts located in Orange County, California.

     15.  MISCELLANEOUS.

          (a) All notices and other communications provided for hereunder shall be in writing and shall be delivered by United States mail, certified or registered, return receipt requested to the respective party at the address provided in the Agreement or otherwise provided for such purpose.

          (b) No failure or delay on the part of Holder or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between Maker and Holder shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative to, and not exclusive of, any rights or remedies, which Holder would otherwise have. No notice to or demand on Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Holder to any other or further action in any circumstances without notice or demand.

          (c) Maker and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind.

          (d) Maker may not assign its rights or obligations hereunder without prior written consent of Holder. Subject to compliance with applicable federal and state securities laws, Holder may (i) assign all or any portion of this Note without the prior consent of Maker or (ii) sell or agree to sell to one or more other persons a participation in all or any part of the Note without the prior consent of Maker. Upon surrender of the Note, Maker shall execute and deliver one or more substitute notes in such denominations and of a like aggregate unpaid principal amount or other amount issued to Holder and/or to Holder's designated transferee or transferees. Holder may furnish any information in the possession of Holder concerning Maker, or any of its respective subsidiaries, from time to time to assignees and participants (including Prospective assignees and participants).

                          [SIGNATURES FOLLOW NEXT PAGE]

     IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered as of the day and year and at the place first above written.

                                        MAKER:

                                        UCINO FINANCE LIMITED,
                                        a BVI corporation

                                        /s/ Fillipo Israel
                                        -----------------------------------
                                        BY: Fillipo Israel
                                        ITS: Director

                                        HOLDER:

                                        CONVERGE GLOBAL, INC.,
                                        a Utah corporation


                                        /s/ Imran Husain
                                        -----------------------------------
                                        BY: Imran Husain
                                        ITS: President